UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
  CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2020

E*TRADE Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Arlington, Virginia 22203
(Address of principal executive offices and Zip Code)

(646) 521-4340
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ETFC	The NASDAQ Stock Market LLC NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                                          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On July 17, 2020, E*TRADE Financial Corporation, a Delaware corporation (the “Company”) held a virtual special meeting of stockholders (the “Special Meeting”) exclusively online via live webcast. A total of 221,089,284 shares of the Company's common stock were entitled to vote at the close of business on June 10, 2020, the record date for the Special Meeting (the “Record Date”) and approximately 161,390,339 shares of the Company’s common stock issued and outstanding were present at the Special Meeting via www.virtualshareholdermeeting.com/ETFC2020SM (the “E*TRADE meeting website”) or represented by proxy at the Special Meeting, representing approximately 73% of such shares entitled to vote, which constituted a quorum. The matters submitted to a vote of the Company’s stockholders and the certified results are as follows:

1. The Merger. The proposal to approve the adoption of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 20, 2020, by and among the Company, Morgan Stanley, a Delaware corporation (“Parent”), Moon-Eagle Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, was approved by the affirmative vote of approximately 73% of the shares of the Company’s common stock issued and outstanding as of the close of business on the Record Date, as follows:

For	Against	Abstain
160,325,469	194,114	870,756

2. Advisory (Non-Binding) Vote on Executive Compensation. The proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, was not approved, receiving the affirmative vote of approximately 24% of the votes cast by the stockholders present via the E*TRADE meeting website or represented by proxy at the Special Meeting and entitled to vote on the proposal at the Special Meeting, as follows:

For	Against	Abstain
39,036,525	121,402,930	950,884

3. Vote on Adjournment. The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the adoption of the Merger Agreement was rendered moot in light of the adoption of the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Dated: July 17, 2020	By:	/s/ Lori S. Sher
Lori S. Sher
Corporate Secretary